UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 9, 2026

Voyager Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37625	46-3003182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Hayden Avenue Lexington, Massachusetts	02421
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 259-5340

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	VYGR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2026, Voyager Therapeutics, Inc. (“Voyager”) held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). At the 2026 Annual Meeting, Voyager’s stockholders approved an amendment to Voyager’s Fifth Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”), to increase the number of authorized shares of the Company’s capital stock from 125,000,000 shares to 245,000,000 shares and to increase the number of authorized shares of Voyager’s common stock from 120,000,000 shares to 240,000,000 shares. The additional common stock authorized by the Certificate of Amendment has rights identical to Voyager’s currently outstanding common stock. Voyager filed the Certificate of Amendment, which was effective upon filing, with the Secretary of State of the State of Delaware on June 9, 2026.

The foregoing summary of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a summary of the matters voted on at the 2026 Annual Meeting.

(a)	Voyager’s stockholders elected James A. Geraghty, Steven Hyman, M.D., and Alfred Sandrock, M.D., Ph.D., each to serve as a Class II director until the 2029 Annual Meeting of Stockholders and until such nominee’s successor has been duly elected and qualified, subject to such nominee’s earlier death, resignation, or removal. The results of the stockholders’ vote with respect to the election of such Class II directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
James A. Geraghty	23,336,364	9,772,133	13,057,844
Steven Hyman, M.D.	30,442,488	2,666,009	13,057,844
Alfred Sandrock, M.D., Ph.D.	31,890,428	1,218,069	13,057,844

(b)	Voyager’s stockholders approved a non-binding, advisory proposal regarding the compensation of Voyager’s named executive officers. The results of the stockholders’ vote with respect to such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
32,041,373	910,087	157,037	13,057,844

(c)	Voyager’s stockholders ratified the appointment of Ernst & Young LLP as Voyager’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the stockholders’ vote with respect to such ratification were as follows:

For	Against	Abstain	Broker Non-Votes
45,902,883	108,561	154,897	-

(d)	Voyager’s stockholders approved an amendment to the Fifth Amended and Restated Certificate of Incorporation of Voyager Therapeutics, Inc. to increase the number of authorized shares of the Company’s capital stock from 125,000,000 shares to 245,000,000 shares and increase the number of authorized shares of common stock from 120,000,000 shares of common stock to 240,000,000 shares of common stock. The results of the stockholders’ vote with respect to such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
43,464,491	2,593,426	108,424	-

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Fifth Amended and Restated Certificate of Incorporation, of Voyager Therapeutics, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2026	VOYAGER THERAPEUTICS, INC.

	By:	/s/ Alfred Sandrock, M.D., Ph.D.
Alfred Sandrock, M.D., Ph.D.
Chief Executive Officer, President, and Director (Principal Executive Officer)

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